ESCROW AGREEMENT

This Escrow Agreement (this “Agreement”), dated as of August 1, 2007, is entered into by and among Language Access Network, Inc., a Nevada corporation (“LAN”), iBS Merger Sub LLC, an Ohio limited liability company (“Merger Sub”), iBeam Solutions LLC, an Ohio limited liability company and surviving company in the merger of Merger Sub with and into the former iBeam Solutions LLC which was also an Ohio limited liability company (the “Surviving Company,” and collectively with LAN and the Merger Sub, the “Escrow Beneficiaries”), all of the pre-merger Members of the former iBeam Solutions LLC (the “Members”), and Squire, Sanders & Dempsey L.L.P. (the “Escrow Agent”). LAN, Merger Sub, the Surviving Company, the Members and the Escrow Agent are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background

Whereas, all of the parties other than the Escrow Agent entered into an Agreement and Plan of Merger, dated as of August 1, 2007 (the “Merger Agreement”), whereby LAN has on the date hereof acquired the former iBeam Solutions LLC through its being the Surviving Company in the merger with the Merger Sub provided for in the Merger Agreement;

Whereas, under the Merger Agreement and in connection with the transactions described therein, the Escrow Beneficiaries are entitled to indemnification from the Members with respect to Indemnity Claims (as such term is defined in the Merger Agreement);

Whereas, the terms of the Merger Agreement require that, within the period of ten (10) days after the Closing (as such term is defined in the Merger Agreement), all of the Merger Shares (as such term is defined in the Merger Agreement) (the “Deposited Shares”) are to be deposited, held and administered in escrow immediately following the Closing; and

Whereas, the Parties have agreed upon and wish to set forth in this Agreement the terms and conditions with respect to the Deposited Shares being placed in escrow and held by the Escrow Agent hereunder;

NOW, THEREFORE, the Parties agree as set forth below.

Agreement

1. Escrow Agent. The Parties hereby designate and appoint the Escrow Agent to serve, and the Escrow Agent hereby agrees to act as such and serve, in accordance with and upon the terms, conditions and provisions of this Agreement.

2. Establishment of Escrow. Concurrently with the execution of this Agreement, and subject to the terms and provisions herein contained, the Members hereby authorize and direct delivery on their behalf to the Escrow Agent of the Deposited Shares, duly endorsed in blank or with accompanying executed blank stock powers, to be held in escrow pursuant to the terms of this Agreement.

3. Investment of Escrow Assets. Until termination of this Agreement, the Escrow Agent shall hold without reinvestment all of the Deposited Shares. In the event any cash dividends or other assets of any kind are received with respect to the Deposited Shares, the Escrow Agent shall invest and reinvest the same in accordance with the written directions of the Members holding a majority of the Deposited Shares (the “Majority Members”) and subject to the terms of this Section 3 in (a) U.S. treasury bills or treasury notes, (b) any other direct obligation issued by or guaranteed in full as to principal and interest by the United States of America or (c) certificates of deposit issued by one or more commercial banks having capital, surplus and undivided profits of not less than $100,000,000, in each case with a maturity of less than 180 days. The Deposited Shares, together with any cash or other assets received with respect thereto and any investment earnings thereon, shall be the full escrow assets covered hereby (the “Escrow Assets”). The Escrow Agent is authorized to liquidate any portion of the Escrow Assets consisting of investments (except for the Deposited Shares - see Section 5(a)) to provide for payments required to be made under this Agreement. None of the Parties shall be liable or responsible in any manner for any loss or depreciation resulting from any such investment or liquidation, or for any costs in connection therewith, and all of said losses and costs shall be an adjustment to the Escrow Assets.

4. Indemnification Claims. If any of the Escrow Beneficiaries determines to make any claim for indemnification pursuant to §8.03 of the Merger Agreement (an “Indemnification Claim”), then such Escrow Beneficiary (the “Indemnification Claimant”) shall notify the Escrow Agent and the Members in writing of the Indemnification Claim, describing in such notice (an “Indemnification Notice”) the nature of the Indemnification Claim, the representations, warranties and/or agreements with respect to which the Indemnification Claim is made, the specific facts giving rise to an alleged basis for the Indemnification Claim and the amount thereof if then ascertainable or, if not ascertainable, a reasonable estimate of the maximum amount thereof, and shall deliver to the Members copies of any documentation of which the Indemnification Claimant is aware with respect to the Indemnification Claim. On the thirtieth (30th) calendar day (the “Indemnification Distribution Date”) following the Escrow Agent’s receipt of the Indemnification Notice, the Escrow Agent shall distribute to the Indemnification Claimant from the Escrow Assets the amount requested by the Indemnification Claimant in the Indemnification Notice unless, prior to the Indemnification Distribution Date, the Majority Members deliver to both the Escrow Agent and the Indemnification Claimant a written notice (a “Dispute Notice”) disputing the Indemnification Claimant’s right to all or part of the amount set forth in the Indemnification Notice. If, prior to the Indemnification Distribution Date, the Escrow Agent receives a Dispute Notice, then the Escrow Agent shall pay to the Indemnification Claimant the undisputed portion of the Indemnification Claim (if any) and the disputed portion of the Indemnification Claim shall thereafter be considered an “Open Indemnification Claim” and the Escrow Agent shall maintain such portion of the Escrow Assets as is equal to the amount of the Open Indemnification Claim as reserve assets (the “Indemnification Claim Reserve Assets”). Thereafter, the Indemnification Claim Reserve Assets shall be distributed by the Escrow Agent from escrow hereunder to the Indemnification Claimant only in accordance with joint written instructions by the Indemnification Claimant and the Majority Members or pursuant to a final non-appealable order issued by a court of competent jurisdiction. The Indemnification Claim Reserve Assets shall not be distributed by the Escrow Agent except in the manner set forth in the preceding sentence.

5. Release and Application of Escrow Assets. The Escrow Agent shall hold the Escrow Assets under the provisions of this Agreement until authorized hereunder to deliver any specified portion thereof as follows:

(a) Distributions of portions of the Escrow Assets shall be made to an Indemnification Claimant in satisfaction of Indemnification Claims (if any) made by the Indemnification Claimant, which distributions shall be in the manner and to the extent authorized under Section 4 and as further provided in this clause (a). All distributions of Escrow Assets to an Indemnification Claimant shall be made in Deposited Shares first to the extent thereof prior to distribution of any other Escrow Assets. In distributing Escrow Assets other than cash to an Indemnification Claimant, the Deposited Shares shall be valued at $3.00 per Deposited Share, and all other assets shall be valued at their fair market value. All distributions of the Deposited Shares to an Indemnification Claimant as a part of the Escrow Assets shall include any accompanying stock powers executed in blank. Notwithstanding anything to the contrary herein, the Members may elect to satisfy any Indemnification Claim in cash in lieu of any distribution of the Escrow Assets as provided herein, and if the Members so elect and satisfy the Indemnification Claim they must do so and notify the Escrow Agent in writing that they have done so prior to the Indemnification Distribution Date.

(b) The entire balance of the Escrow Assets, minus the aggregate amount of any then existing Indemnification Claim Reserve Assets for Open Indemnification Claims as to which an Indemnification Notice has been delivered prior to the second anniversary of the Closing, shall be distributed to the Members after the second anniversary of the date of the Closing and no later than such date as is thirty (30) days after the second anniversary of the date of the Closing (the “Escrow Distribution Date”).

(c) After the Escrow Distribution Date, at such time when the Escrow Agent receives joint written instructions by the applicable Indemnification Claimant and the Majority Members, or pursuant to a final and non-appealable order from a court of competent jurisdiction (a “Final Determination”) with respect to each Open Indemnification Claim, (i) the amount distributable to an Indemnification Claimant under the Final Determination for an Open Indemnification Claim, if any, shall be distributed to the Indemnification Claimant from the Indemnification Claim Reserve Assets therefor, and (ii) the balance of such Indemnification Claim Reserve Assets (if any) shall then be distributed to the Members, as applicable.

(d) Notwithstanding any provision herein to the contrary, if at any time the Escrow Beneficiaries and the Majority Members jointly execute a written notice providing the Escrow Agent with distribution instructions for all or part of the Escrow Assets then remaining, the Escrow Agent shall distribute such all or part of the Escrow Assets in accordance with the instructions contained in such notice.

(e) All distributions to the Members as provided in this Section 5 shall be made pro rata based on their respective percentage of the Deposited Shares deposited by them under this Agreement.

6. Rights With Respect to Deposited Shares. During the period any Deposited Shares are held hereunder, the Members shall have the right to vote their respective Deposited Shares which have been deposited by them hereunder as Deposited Shares. However, all dividends, distributions, interest, realized gains and other investment income on the Escrow Assets shall be retained in the escrow hereunder as part of the Escrow Assets until distributed pursuant to Section 5.

7. Responsibilities of Escrow Agent. The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. The Escrow Agent shall have no responsibility for the validity of any agreements referred to in this Agreement, or for the performance of any such agreements by any party thereto or for interpretation of any of the provisions of any of such agreements. The liability of the Escrow Agent hereunder shall be limited solely to bad faith, willful misconduct or gross negligence on its part. The Escrow Agent shall be protected in acting upon any certificate, notice or other instrument whatsoever received by the Escrow Agent under this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which the Escrow Agent in good faith believes to be genuine and to have been signed or presented by a proper person or persons. The Escrow Agent shall have no responsibility as to the validity, collectibility or value of any property held by it in escrow hereunder pursuant to this Agreement, and the Escrow Agent may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it believes to be genuine and to have been signed or presented by a proper person or persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any of the undersigned with respect to any property held by it in escrow hereunder pursuant to this Agreement which, in the opinion of the Escrow Agent, are in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action until it shall be directed otherwise in writing jointly by the Escrow Beneficiaries and the Majority Members or by an order of a court of competent jurisdiction. The Escrow Agent shall not be deemed to have notice of, or duties with respect to, any agreement or agreements with respect to any property held by it in escrow hereunder pursuant to this Agreement other than this Agreement or except as otherwise provided herein. This Agreement sets forth the entire agreement among the Parties relating to the subject matter hereof. Notwithstanding any provision to the contrary contained in any other agreement (excluding any amendment to this Agreement) between any of the Parties, the Escrow Agent shall have no interest in the property held by it in escrow hereunder except as provided in this Agreement. In the event that any of the terms and provisions of any other agreement (excluding any amendment to this Agreement) between any of the Parties conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects to the extent necessary to determine the rights, duties or obligations of the Escrow Agent.

8. Amendment and Cancellation. The Escrow Agent shall not be bound by any cancellation, waiver, modification or amendment of this Agreement, including the transfer of any interest hereunder, unless such modification is in writing and signed by the Escrow Beneficiaries and all of the Members and, if the duties of the Escrow Agent hereunder are affected in any way, the Escrow Agent.

9. Legal Counsel. The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any question as to any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the written opinion and instructions of such counsel.

10. Resignation. The Escrow Agent shall have the right, in its discretion, to resign as escrow agent hereunder at any time, by giving at least thirty (30) days’ prior written notice of such resignation to the Escrow Beneficiaries and the Members. In such event, the Escrow Beneficiaries and the Members shall promptly select a bank with capital, surplus and undivided profits of not less than $100,000,000, which bank will be appointed as successor escrow agent hereunder, and the Escrow Beneficiaries and the Members shall then enter into an agreement with such bank in substantially the form of this Agreement. Resignation by the Escrow Agent shall relieve the Escrow Agent of any responsibility or duty thereafter arising hereunder, but shall not relieve the Escrow Agent from responsibility to account to any other Party for assets received by the Escrow Agent prior to the effective date of such resignation. If a substitute for the Escrow Agent hereunder shall not have been selected, as aforesaid, the Escrow Agent shall be entitled to petition any court for the appointment of a substitute for it hereunder or, in the alternative, it may (a) transfer and deliver the assets deposited in escrow hereunder to or upon the order of such court or (b) keep all assets in escrow hereunder until it receives joint written notice from the Escrow Beneficiaries and the Majority Members of a substitute appointment. The Escrow Agent shall be discharged from all further duties hereunder upon acceptance by the substitute of its duties hereunder or upon transfer and delivery of the said assets in escrow hereunder to or upon the order of any court.

11. Fees and Expenses. The Escrow Agent shall serve hereunder without any fee. The Escrow Beneficiaries and the Members shall mutually bear the Escrow Agent’s expenses incurred in connection herewith.

12. Distributions. At any time the Escrow Agent is required to distribute any Escrow Assets held by or received by it under any of the provisions of this Agreement, such distribution shall be effected by mailing or otherwise delivering such Escrow Assets to the relevant person at the address of the relevant person on file with the Escrow Agent, provided that any person may, by written notice delivered to the Escrow Agent, direct that distributions to such person be effected by mail or delivery to any other or changed address specified in such notice, and distributions after such notice is received shall be made in accordance with such notice (until changed by subsequent notice delivered by such person to the Escrow Agent).

13. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given (a) when delivered, if personally delivered, (b) on the date telecommunicated, if faxed and confirmed by telephone confirmation (with hard copy to follow via first class mail, postage prepaid), or (c) one business day after deposit with a reputable overnight courier, in each case addressed to the intended recipient to the address set forth below, or to such other address as may be designated in writing hereafter. Any Party may change the address and/or telecopier number to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth. Notwithstanding any of the foregoing, no notice or instructions to the Escrow Agent shall be deemed to have been received by the Escrow Agent prior to actual receipt by the Escrow Agent, and any computation of a time period which is to begin after receipt of a notice by the Escrow Agent shall run from the date of such receipt by the Escrow Agent. All notices hereunder shall be sent to the following addresses:

If to the Escrow
Beneficiaries, to:  Language Access Network, Inc.
111 West Rich Street
Columbus, Ohio 43215
Telecopier No.: (614) 221-1717
Attention: Michael Guirlinger, CEO

If to the Members, to:  Pre-Merger Members of iBeam Solutions LLC
                        c/o Bricker & Eckler LLP
100 South Third Street
Columbus, Ohio 43215
Telecopier No.: (614) 227-2390
Attention: John P. Beavers, Esq.

If to the Escrow Agent, to: Squire, Sanders& Dempsey L.L.P.
1300 Huntington Center
41 South High Street
Columbus, Ohio 43215
Attn: Daniel M. Maher, Esq.
.
14. Termination. This Agreement shall terminate and be of no further force or effect upon the distribution and release of all of the Escrow Assets.

15. Captions. The section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

16. Capitalized Terms. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Merger Agreement.

17. Indemnification of Escrow Agent. The Escrow Beneficiaries and the Members each agree to hold the Escrow Agent harmless and to each indemnify the Escrow Agent against one-half of any loss, liability, claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for bad faith, gross negligence or willful misconduct of the Escrow Agent.

18. Disagreements. If any disagreement or dispute arises among the Parties concerning the meaning or validity of any provision under this Agreement or concerning any other matter relating to this Agreement, the Escrow Agent (a) shall be under no obligation to act, except under process or final, non-appealable order of court, and shall sustain no liability for its failure to act pending such process or final, non-appealable court order, and (b) may deposit, in its sole and absolute discretion, the Escrow Assets or that portion of the Escrow Assets it then holds with any court of competent jurisdiction and interplead the other Parties. Upon such deposit and filing of interpleader, the Escrow Agent shall be relieved of all liability as to the Escrow Assets and shall be entitled to recover from the other Parties its reasonable attorneys’ fees and other costs incurred in commencing and maintaining such action.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Ohio without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio.

20. Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the Parties has executed this Agreement as of the date first above written.

LAN:	COMPANY:

LANGUAGE ACCESS NETWORK, INC.	iBEAM SOLUTIONS LLC

By: _______________	By: _______________
Name: Michael Guirlinger	Name: Eric Schmidt
Title: CEO	Title: President

MERGER SUB:	MEMBERS:

iBS MERGER SUB LLC	BRICKER & ECKLER LLP

By: _______________	By: _______________
Name: Michael Guirlinger	Name: Steven Kerber
Title: CEO	Title: Administrative Partner

_______________
Eric V. Schmidt

_______________
Paul Bursey

_______________
Brenda Schmidt

_______________
Rusty Blades

_______________
Mathew Rowe

_______________
Randall Sims

Escrow Agent:
SQUIRE, SANDERS & DEMPSEY L.L.P.

By: _______________
Name: Daniel M. Maher
Title: Partner